INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10—INCOME TAXES

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States and Foreign Income Taxes

United States and foreign income (loss) before income taxes were as follows:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
United States	$16,378	$(3,454)	$(961)
Foreign	(3,533)	515	(1,573)
Elimination of Intercompany Dividend Income	(15,422)	—	—
	$(2,577)	$(2,939)	$(2,534)

For the year 2023, the sum of income before income taxes of all US and foreign subsidiaries is different from the consolidated loss before income taxes. The difference is resulted from the dividend income of $15.4 million distributed from the Japan subsidiary to its direct parent company of United States.

The components of the income tax expense are summarized as follows:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Current
Federal	$—	$—	$(42)
State	—	—	—
Foreign	999	928	1,284
Total current income tax expense	$999	$928	$1,242
Deferred
Federal	—	—	—
State	—	—	—
Foreign	275	1,135	2,052
Total deferred tax expense	$275	$1,135	$2,052
Total income tax expense	$1,274	$2,063	$3,294

The Company did not recognize a deferred tax liability related to un-remitted foreign earnings because such earnings were expected to be reinvested indefinitely.

As of December 31, 2023, the Company had gross unrecognized tax benefits of approximately $3.2 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $2.7 million. Of the total $3.2 million gross unrecognized tax benefits, $0.5 million related to tax benefits that, if recognized, would impact the annual effective tax rate.

The Company’s policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. The Company had accrued interest and penalties of approximately $0.5 million as of December 31, 2023 and approximately $0.5 million as of December 31, 2022.

The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company’s tax years for 2013 through 2023 are still open for examination in China and in the United States.

ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company’s accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

A summary of the Company’s unrecognized tax benefits is as follows:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB’s)	$3,244	$3,244	$3,404
Tax credit expiration	—	—	(160)
Ending balance—UTB	3,244	3,244	3,244
UTB’s as a credit in deferred taxes	(2,347)	(2,347)	(2,347)
Federal benefit of state taxes	(356)	(356)	(356)
UTB’s that would impact the effective tax rate	$541	$541	$541

In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company’s expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

A summary of the components of net deferred tax assets is as follows:

	December 31,	December 31,
	2023	2022
	(in thousands)
Deferred Tax Assets
Allowance and reserves	$2,064	$2,432
Net operating loss carryforward	167,030	168,691
Tax credit carryforwards	5,541	6,093
Property, plant and equipment	261	310
Accrued warranties	13	13
Other	13,059	13,624
Total deferred tax assets	187,968	191,163
Deferred Tax Liabilities
Deferred revenue and customer advances, net	(83)	(87)
Prepaid expense	(43)	(41)
Total deferred tax liabilities	(126)	(128)
Total net deferred tax assets	187,842	191,035
Less: Valuation allowance	(187,291)	(190,198)
Total net deferred tax assets	$551	$837

As of December 31, 2023, the Company’s U.S. federal net operating loss carryforwards were $552 million, among which $550 million will expire in varying amounts between 2026 and 2037 and $2 million will be carried forward indefinitely. As of December 31, 2023 , state net operating loss carryforwards were $228 million and will expire in varying amounts between 2028 and 2033. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore provided a $129.7 million valuation allowance against the related deferred tax assets. As of December 31, 2023, the Company also had net operating loss carryforwards (“NOLs”) in China of approximately $142.7 million. The China net operating loss carryforwards will expire in varying amounts between 2024 and 2033. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore provided a $21.6 million valuation allowance against the related deferred tax assets. As of December 31, 2023, the Company had NOLs of approximately $94.0 million in countries other than the U.S. and China. These NOLs do not expire and can be carried forward indefinitely. However, the Company concluded that these losses did not meet the more likely than not standard and has therefore provided a full valuation allowance of $15.7 million against the related deferred tax assets.

As of December 31, 2023, the Company has federal and California research and development credit carryforwards of $1.2 million and $6.4 million, $6.4 million of the credits have an indefinite life and $1.2 million of the credits will expire in varying amounts between 2026 and 2028. The Company has U.S. foreign tax credits of $2.4 million which expire in varying amounts between 2024 and 2028. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore provided a $5.5 million valuation allowance against the related deferred tax assets.

The difference between the Company’s effective income tax amount and the federal statutory amount are reconciled below:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Federal tax (benefit) at statutory rate	$(541)	$(617)	$(532)
Stock compensation expense	62	127	68
Effect of differences in foreign tax rates	925	1,117	1,715
Effect of elimination of dividend distribution	3,239	—	—
ASC 740-10 reserve	21	21	(21)
Change in deferred tax valuation allowance	(2,369)	1,394	1,273
Other	(63)	21	791
Total Tax Expense	$1,274	$2,063	$3,294

On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by the Company in connection with the Merger. Following the Merger, UTStarcom, Inc. became the Company's wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control.

The Enterprise Income Tax Law, or the EIT Law, became effective on January 1, 2008. Under the EIT Law, China’s dual tax system for domestic enterprises and foreign investment enterprises (“FIEs”) was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high and new technology enterprises.

The EIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company’s China subsidiaries, UTStarcom Telecom Co., Ltd (“HUTS”), through which the majority of the Company’s business in China is conducted, obtained the High and New Technology Enterprise Certificate, or (“High-tech Certificate”), from the relevant approval authorities on September 19, 2008, and thereafter were approved to pay EIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS’s High-tech Certificate renewal was completed in 2023, thus the approval extended the reduced 15% tax rate terms for three years from 2023. However, since HUTS is currently in significant loss position, the reduced tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

In 2023, the change in deferred tax valuation allowance of $2.4 million is primarily attributable to the reversal of valuation allowance in relation to the utilization of the tax losses in the United States and the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2023 in the United States and China. In 2022, the change in deferred tax valuation allowance of $1.4 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2022 in the United States and China. In 2021, the change in deferred tax valuation allowance of $1.3 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2021 in the United States and China.

In 2023, 2022, and 2021, there was no net income tax benefit related to tax credits due to full valuation allowance applied.